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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                             CHINA BAK BATTERY, INC.
               (Exact name of registrant as specified in charter)

           Nevada                      000-49712                 88-0442833
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

          BAK Industrial Park, No. 1 BAK Street
             Kuichong Town, Longgang District
           Shenzhen, Peoples Republic of China                       518119
         (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (86-755) 8977-0093

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                              Explanatory Statement

This Amendment No. 2 (the "Amendment") to the Current Report on Form 8-K/A of China BAK Battery, Inc. (the "Company") amends the Company's Current Report on Form 8-K originally filed on September 15, 2005 and previously amended on March 9, 2006 (the "Original Filing"). The Company has filed this Amendment to amend
Item 9.01(d) to include a copy of certain exhibits to an exhibit to exhibit 10.1 referenced therein. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 as amended is set forth below. The remainder of the Original Filing is unchanged and is not reproduced in this Amendment.

This Amendment speaks as of the date of the Original Filing and reflects only the changes discussed above. No other information included in the Original Filing has been modified or updated in any way. This Amendment should be read together with other documents that the Company has filed with the Securities and Exchange Commission subsequent to the filing of the Original Filing. Information in such reports and documents updates and supersedes certain information contained in this Amendment. The filing of this Amendment shall not be deemed an admission that the Original Filing, when made, included any known, untrue statement of material fact or knowingly omitted to state a material fact necessary to make a statement made therein not misleading.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)      Exhibits

EXHIBIT NO.   DESCRIPTION
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   10.1       Form of Securities Purchase Agreement dated September 14, 2005, by and among China BAK Battery, Inc. and the investors signatory thereto.

   10.2 Form of Registration Rights Agreement to be executed by and among China BAK Battery, Inc. and the investors signatory thereto.

   99.1       Press release dated September 14, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                                   CHINA BAK BATTERY, INC.


DATED: MARCH 27, 2006                              By: /s/ YONGBIN HAN
                                                       -------------------------
                                                       YONGBIN HAN
                                                       CHIEF FINANCIAL OFFICER